Equable Shares Hedged Equity Fund
SCHEDULE OF INVESTMENTS (UNAUDITED)
January 31, 2023
		Shares	Value
EXCHANGE TRADED FUNDS - 95.68%
Clearshares Ultra-Short Maturity ETF (c)		25,000	$2,504,212
iShares Core S&P 500 ETF (a)(c)		70,000	28,581,700
SPDR S&P 500 ETF Trust (a)(b)(c)		230,000	93,490,400
Total Exchange Traded Funds			124,576,312
(Cost $105,959,126)

PURCHASED OPTIONS - 0.24% (a)(d)	Contracts (e)	Notional Amount
Purchased Put Options - 0.24%
SPDR S&P 500 ETF Trust
Expiration: March 2023, Exercise Price: $380.00	1000	$40,648,000	315,500
Total Purchased Options
(Cost $442,078)			315,500

		Shares
SHORT-TERM INVESTMENTS - 8.69%
Dreyfus Cash Management, Class ADMN, 4.14% (f)		3,748	3,752
First American Government Obligations Fund, Class X, 4.14% (c)(f)		11,311,025	11,311,025
Total Short-Term Investments
(Cost $11,314,777)			11,314,777
Total Investments
(Cost $117,715,981) - 104.61%			136,206,589
Other Liabilities in Excess of Other Assets - (4.61)%			(6,003,364)
Total Net Assets - 100.00%			$130,203,225

ETF	- Exchange Traded Fund
(a)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(b)
Fair value of this security exceeds 25% of the Fund's net assets. Additional information for this security, including the financial statements is available from the SEC's EDGAR database at www.sec.gov.

(c)	All or a portion of this security has been committed as collateral for open written option contracts.
(d)	Non-income producing security.
(e)	100 shares per contract.
(f)	The rate quoted is the annualized seven-day effective yield as of January 31, 2023.

Investment Valuation
The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset values (“NAV”). To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Exchange traded options and Flexible Exchange® options (“FLEX Options”) are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. If the composite mean price is not available, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. These securities are categorized in Level 2 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Teramo Advisor's LLC (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

       Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

       Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of January 31, 2023:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Exchange Traded Funds	$124,576,312	$-	$-	$124,576,312
Purchased Options	-	315,500	-	315,500
Short-Term Investments	11,314,777	-	-	11,314,777
Total	$135,891,089	$315,500	$-	$136,206,589
Liabilities
Written Options	$-	$(6,380,400)	$-	$(6,380,400)
Total	$-	$(6,380,400)	$-	$(6,380,400)

As of the period ended January 31, 2023, the Fund did not hold any level 3 securities, nor were there any transfers into or out of Level 3.

Equable Shares Hedged Equity Fund
SCHEDULE OF WRITTEN OPTIONS (UNAUDITED)
January 31, 2023

	Contracts (a)	Notional Amount	Value

WRITTEN OPTIONS
Written Call Options
iShares Core S&P 500 ETF
Expiration: March 2023, Exercise Price: $400.00	(700)	$(28,581,700)	$(1,190,000)
SPDR S&P 500 ETF Trust
Expiration: March 2023, Exercise Price: $388.00	(1800)	(73,166,400)	(4,334,400)
Expiration: March 2023, Exercise Price: $400.00	(500)	(20,324,000)	(747,000)
			(6,271,400)

Written Put Options
SPDR S&P 500 ETF Trust
Expiration: March 2023, Exercise Price: $355.00	(1000)	(40,648,000)	(109,000)
			(109,000)
Total Written Options
(Premiums received $5,467,561)			$(6,380,400)

ETF - Exchange Traded Fund
(a) 100 shares per contract.